Commonfund Institutional Funds
Form: N-SAR April 30, 2001
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #1: CIF Core Plus Bond Fund, purchase of Bank of America Corp.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        BA Securities, Inc. BA Securities, Inc was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Deutsche Banc Alex Brown was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
       The CIF Core Plus Bond Fund, managed by Western Asset Management Company, purchased 400,000 principal units of Bank of America Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.496 per unit on January 17, 2001. The underwriting gross spread paid was 0.45%. The percentage of the offering purchased by CIF Core Plus Bond Fund was 0.01% of the total offering. This purchase represented 0.72% of the CIF Core Plus Bond Fund's assets.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fiscal year 2001 third quarter meeting as well as information supporting the reasonableness of the 0.45% gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.


Commonfund Institutional Funds
Form: N-SAR April 30, 2001
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #2: CIF Core Plus Bond Fund, purchase of Comcast Cable
Communications.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Deutsche Banc Alex Brown was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
       The CIF Core Plus Bond Fund, managed by Western Asset Management Company, purchased 300,000 principal units of Comcast Cable Communications, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.235 per unit on January 10, 2001. The underwriting gross spread paid was 0.60%. The percentage of the offering purchased by CIF Core Plus Bond Fund was 0.03% of the total offering. This purchase represented 0.54% of the CIF Core Plus Bond Fund's assets.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fiscal year 2001 third quarter meeting as well as information supporting the reasonableness of the 0.60% gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.


Commonfund Institutional Funds
Form: N-SAR April 30, 2001
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #3: CIF Core Plus Bond Fund, purchase of Six Flags, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
       Lehman Brothers. Lehman Brothers was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Credit Lyonnais Securities was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
       The CIF Core Plus Bond Fund, managed by Western Asset Management Company, purchased 18,000 principal units of Six Flags, Inc, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.314 per unit on January 30, 2001. The underwriting gross spread paid was 2.20%. The percentage of the offering purchased by CIF Core Plus Bond Fund was 0.005% of the total offering. This purchase represented 0.03% of the CIF Core Plus Bond Fund's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fiscal year 2001 third quarter meeting as well as information supporting the reasonableness of the 2.20% gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

Commonfund Institutional Funds
Form: N-SAR April 30, 2001
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #4: CIF Core Plus Bond Fund, purchase of KB Home.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        BA Securities. BA Securities was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Credit Lyonnais Securities was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
       The CIF Core Plus Bond Fund, managed by Western Asset Management Company, purchased 20,000 principal units of KB Home, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.000 per unit on February 2, 2001. The underwriting gross spread paid was 1.00%. The percentage of the offering purchased by CIF Core Plus Bond Fund was 0.008% of the total offering. This purchase represented 0.04% of the CIF Core Plus Bond Fund's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fiscal year 2001 fourth quarter meeting as well as information supporting the reasonableness of the 1.00% gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

Commonfund Institutional Funds
Form: N-SAR April 30, 2001
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #5: CIF Core Plus Bond Fund, purchase of Waste Management Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Salomon Brothers. Salomon Brothers was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Deutsche Banc Alex Brown was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
       The CIF Core Plus Bond Fund, managed by Western Asset Management Company, purchased 120,000 principal units of Waste Management Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.593 per unit on February 2, 2001. The underwriting gross spread paid was 0.65%. The percentage of the offering purchased by CIF Core Plus Bond Fund was 0.020% of the total offering. This purchase represented 0.16% of the CIF Core Plus Bond Fund's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fiscal year 2001 fourth quarter meeting as well as information supporting the reasonableness of the 0.65% gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

Commonfund Institutional Funds
Form: N-SAR April 30, 2001
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #6: CIF Core Plus Bond Fund,  purchase of Amkor  Technologies,  Inc.
(144A)

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Salomon Brothers. Salomon Brothers was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Deutsche Banc Alex Brown was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
       The CIF Core Plus Bond Fund, managed by Western Asset Management Company, purchased 10,000 principal units of Amkor Technologies, Inc. (144A), a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.000 per unit on February 9, 2001. The underwriting gross spread paid was 2.00%. The percentage of the offering purchased by CIF Core Plus Bond Fund was 0.002% of the total offering. This purchase represented 0.01% of the CIF Core Plus Bond Fund's assets.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fiscal year 2001 fourth quarter meeting as well as information supporting the reasonableness of the 2.00% gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

Commonfund Institutional Funds
Form: N-SAR April 30, 2001
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #7: CIF Core Plus Bond Fund, purchase of CSC Holdings, Inc. (144A)

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Credit Lyonnais Securities was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
       The CIF Core Plus Bond Fund, managed by Western Asset Management Company, purchased 40,000 principal units of CSC Holdings, Inc. (144A), a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.679 per unit on March 15, 2001. The underwriting gross spread paid was 1.25%. The percentage of the offering purchased by CIF Core Plus Bond Fund was 0.02% of the total offering. This purchase represented 0.05% of the CIF Core Plus Bond Fund's assets.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fiscal year 2001 fourth quarter meeting as well as information supporting the reasonableness of the 1.25% gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.



Commonfund Institutional Funds
Form: N-SAR April 30, 2001
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #8: CIF Core Plus Bond Fund, purchase of Omnicare Inc. (144A)

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
UBS Warburg. UBS Warburg was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Deutsche Banc Alex Brown was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
       The CIF Core Plus Bond Fund, managed by Western Asset Management Company, purchased 20,000 principal units of Omnicare Inc. (144A), a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.000 per unit on March 15, 2001. The underwriting gross spread paid was 2.40%. The percentage of the offering purchased by CIF Core Plus Bond Fund was 0.005% of the total offering. This purchase represented 0.03% of the CIF Core Plus Bond Fund's assets.

4. Information or materials upon which the determination  described in paragraph
   (h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fiscal year 2001 fourth quarter meeting as well as information supporting the reasonableness of the 2.40% gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

Commonfund Institutional Funds
Form: N-SAR April 30, 2001
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #9: CIF Core Plus Bond Fund, purchase of Terex Corp. (144A)

     If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
First Boston. First Boston was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Credit Lyonnais Securities was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
The CIF Core Plus Bond Fund, managed by Western Asset Management Company, purchased 100,000 principal units of Terex Corp. (144A), a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.000 per unit on March 22, 2001. The underwriting gross spread paid was 2.75%. The percentage of the offering purchased by CIF Core Plus Bond Fund was 0.033% of the total offering. This purchase represented 0.13% of the CIF Core Plus Bond Fund's assets.

4. Information or materials upon which the determination  described in paragraph
   (h)(3) of the rule 10f-3 was made.

     The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fiscal year 2001 fourth quarter meeting as well as information supporting the reasonableness of the 2.75% gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

Commonfund Institutional Funds
Form: N-SAR April 30, 2001
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #10: CIF Core Plus Bond Fund, purchase of CMS Energy Corp.

     If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
First Boston. First Boston was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
   BNP Paribas was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
The CIF Core Plus Bond Fund, managed by Western Asset Management Company, purchased 110,000 principal units of CMS Energy Corp, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $98.018 per unit on March 26, 2001. The underwriting gross spread paid was 1.63%. The percentage of the offering purchased by CIF Core Plus Bond Fund was 0.031% of the total offering. This purchase represented 0.14% of the CIF Core Plus Bond Fund's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

     4. Information or materials upon which the determination described in paragraph (h)(3) of the rule 10f-3 was made. The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fiscal year 2001 fourth quarter meeting as well as information supporting the reasonableness of the 1.63% gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.